United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 14, 2021

Date of Report (Date of earliest event reported)

Bannix Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40790	86-1626016
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Tice Boulevard; Suite 315 Woodcliff Lake, NJ	07677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 712-9800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one Redeemable Warrant and one Right	BNIXU	The Nasdaq Stock Market LLC

Common Stock, par value $0.01 per share	BNIX	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	BNIXW	The Nasdaq Stock Market LLC

One Right to receive 1/10th of one share of Common Stock	BNIXR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 8.01. Other Events

On September 14, 2021, Bannix Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 6,000,000 units (the “Units”), each Unit consisting of one share of common stock of the Company, par value $0.01 per share (the “Common Stock”), one redeemable warrant (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Common Stock for $11.50 per share and one right (“Right”), each Right entitling the holder to receive 1/10th of one share of Common Stock. In connection with the IPO, I-Bankers Securities, Inc., the underwriter, opted to fully exercise its over-allotment option to purchase 900,000 additional Units (the “Over-Allotment”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $69,000,000. Simultaneously with the closing of the IPO and the Over-Allotment, the Company consummated a private placement (“Private Placement”) with one of the sponsors and anchor investors of 406,000 units (the “Private Units”), generating total proceeds of $3,835,000.

As of September 14, 2021, a total of $69,690,000 of the net proceeds from the IPO, the Over-Allotment and the Private Placement were deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of September 14, 2021 reflecting receipt of the proceeds upon consummation of the IPO, the Over-Allotment and the Private Placement is included with this report as Exhibit 99.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Balance Sheet dated September 14, 2021

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 2021

BANNIX ACQUISITION CORP.

By:	/s/ Subash Menon
Name: Subash Menon
Title: Chief Executive Officer